UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2024, Golden Minerals Company (the “Company”) received written notification (the “Notice”) from the NYSE American LLC (the “NYSE American”) that the Company is not in compliance with Section 1003(a)(i) and 1003(a)(ii) of the NYSE American Company Guide (the “Company Guide”). The Company is required to report the following under the NYSE American continued listing standards:

●	Stockholders’ equity of $2.0 million or more if it has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years (Section 1003(a)(i));

●	Stockholders’ equity of $4.0 million or more if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years (Section 1003(a)(ii)); and

●	Stockholders’ equity of $6.0 million or more if it has reported losses from continuing operations and/or net losses in its five most recent fiscal years (Section 1003(a)(iii)).

As previously reported, on June 6, 2023, the Company received a written notification that it is not in compliance with Section 1003(a)(iii) the Company Guide. The Notice provides that the Company is now also below compliance with Sections 1003(a)(i) and 1003(a)(ii) the Company Guide since it reported stockholders’ equity of $621,000 as of March 31, 2024, and losses from continuing operations and/or net losses in its five most recent fiscal years ended December 31, 2023. As a result, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide and must regain compliance with Sections 1003(a)(i)-(iii) of the Company Guide by December 6, 2024.

The Company is already subject to an accepted plan of compliance in relation to its non-compliance of Section 1003(a)(iii) of the Company Guide, and will continue its efforts to regain compliance with all stockholders’ equity standards accordingly. The Company’s progress toward regaining compliance is subject to periodic review by the NYSE American, including quarterly monitoring for compliance with the initiatives outlined in the plan of compliance.

The Notice has no immediate effect on the Company’s common stock or its business operations. The Company’s common stock will continue to be listed on the NYSE American under the symbol “AUMN” while it regains compliance with Sections 1003(a)(i)-(iii) of the Company Guide, subject to the Company’s compliance with other continued listing requirements.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press release of Golden Minerals Company, dated July 9, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2024

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer

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